                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                               OFFER TO EXCHANGE
                12 1/4% SENIOR DISCOUNT NOTES DUE 2008, SERIES B
                          FOR ANY AND ALL OUTSTANDING
                     12 1/4% SENIOR DISCOUNT NOTES DUE 2008

                                         OF

                      AMERICAN LAWYER MEDIA HOLDINGS, INC.
               PURSUANT TO THE PROSPECTUS DATED           , 1998

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:
                              THE BANK OF NEW YORK

BY REGISTERED OR CERTIFIED MAIL:   FACSIMILE TRANSMISSION NUMBER:    BY HAND OR OVERNIGHT DELIVERY:
                                    (Eligible Institutions Only)
                                           (212) 815-6339
      The Bank of New York                                                The Bank of New York
  101 Barclay Street, Floor 7E                                             101 Barclay Street
    New York, New York 10286           Confirm by Telephone:        Corporate Trust Services Window
 Attn.: Reorganization Section        or For Information Call:                Ground Level
                                           (212) 815-5788               New York, New York 10286
                                                                     Attn: Reorganization Section--
                                                                                 Floor 7E

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges that he or she has received the Prospectus
dated       , 1998 (as amended or supplemented from time to time, the
"Prospectus") of American Lawyer Media Holdings, Inc. , a Delaware corporation ("Holdings"), and this Letter of Transmittal (as amended or supplemented from time to time, the "Letter of Transmittal"), which together constitute the offer of Holdings (the "Exchange Offer") to exchange $1,000 principal amount of its 12 1/4% Senior Discount Notes due 2008, Series B (the "Exchange Discount Notes"), registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus is a part, for each $1,000 principal amount at maturity of its outstanding
12 1/4% Senior Discount Notes due 2008 (the "Old Discount Notes"), of which $63,275,000 aggregate principal amount at maturity is outstanding. The form and terms of the Exchange Discount Notes are the same as the form and terms of the Old Discount Notes except that (i) the Exchange Discount Notes bear a Series B designation, (ii) the Exchange Discount Notes will be registered under the Securities Act and do not bear legends restricting the transfer thereof and
(iii) holders of the Exchange Discount Notes will not be entitled to the rights of holders of Old Discount Notes under the Registration Rights Agreement (as defined in the Prospectus). The Exchange Discount Notes will evidence the same debt as the Old Discount Notes (which they replace) and will be issued under and be entitled to the benefits of the Indenture dated as of December 22, 1997 (the "Indenture") by and among Holdings, as issuer, and The Bank of New York, as trustee. The Old Discount Notes and the Exchange Discount Notes are sometimes referred to herein collectively as the "Discount Notes." See "The Exchange Offer" and "Description of the Discount Notes" in the Prospectus.

    THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    Capitalized terms used but not defined herein have the meanings given to such terms in the Prospectus.

    This Letter of Transmittal is to be completed by holders of Old Discount Notes either if Old Discount Notes are to be forwarded herewith or if tenders of Old Discount Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer-- Procedures for Tendering." Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent.

    Holders who wish to tender their Old Discount Notes and (i) whose Old Discount Notes are not immediately available, (ii) who cannot deliver their Old Discount Notes, this Letter of Transmittal, or any other required documents to the Exchange Agent or (iii) who cannot complete the procedures for book-entry transfer prior to the Expiration Date may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 2.

    DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

    The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    List below the Old Discount Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Discount Notes should be listed on a separate schedule affixed hereto.

   DESCRIPTION OF OLD
      DISCOUNT NOTES          (1)         (2)                (3)
                                       AGGREGATE      PRINCIPAL AMOUNT
 NAME(S) AND ADDRESS(ES)               PRINCIPAL       OF OLD DISCOUNT
  OF REGISTERED HOLDER(S)              AMOUNT OF            NOTES
   (PLEASE FILL IN, IF     CERTIFICATE OLD DISCOUNT       TENDERED
          BLANK)           NUMBER(S)*    NOTES      (IF LESS THAN ALL)**

                           ---------  ------------  ---------------------

                           ---------  ------------  ---------------------

                           ---------  ------------  ---------------------

                           ---------  ------------  ---------------------

                           ---------  ------------  ---------------------

* Need not be completed if Old Discount Notes are being tendered by book-entry holders.

** Old Discount Notes may be tendered in whole or in part in integral multiples of $1,000, provided that if any Old Discount Notes are tendered for exchange in part, the untendered principal amount thereof must be any integral multiple of $1,000. See instruction 3. Unless this column is completed, a holder will be deemed to have tendered the full aggregate principal amount of the Old Discount Notes represented by the Old Discount Notes indicated in column 2.

          (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS(1) ONLY)

/ / CHECK HERE IF TENDERED OLD DISCOUNT NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution __________________________________________

    Account Number _____________________________________________________

    Transaction Code Number _____________________________________________

/ / CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED OLD DISCOUNT NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
    FOLLOWING:
  Name(s) of Registered Holder(s) ______________________________________________

    Window Ticket Number (if any) ______________________________________________

    Name of Eligible Institution that Guaranteed Delivery ______________________

    Date of Execution of Notice of Guaranteed Delivery _________________________

      If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution __________________________________________

    Account Number _____________________________________________________

    Transaction Code Number _____________________________________________

/ / CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD DISCOUNT
    NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE

/ / CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED THE OLD DISCOUNT NOTES
    FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name:
  ------------------------------------------------------------------------------

    Address:
  ------------------------------------------------------------------------------

------------------------

(1) The first paragraph of Instruction 4 contains the definition of an "Eligible Institution."

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Holdings the aggregate principal amount of Old Discount Notes indicated above in exchange for a like aggregate principal amount of Exchange Discount Notes. Subject to, and effective upon, the acceptance for exchange of the Old Discount Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Holdings all right, title and interest in and to such Old Discount Notes.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of Holdings) with respect to the tendered Old Discount Notes with the full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Old Discount Notes to Holdings and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, Holdings and (ii) present such Old Discount Notes for transfer on the books of Holdings and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Discount Notes, all in accordance with the terms of the Exchange Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Discount Notes tendered hereby and that, when the same are accepted for exchange, Holdings will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Holdings to be necessary or desirable to complete the exchange, assignment and transfer of the Old Discount Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agreed to all of the terms of the Exchange Offer.

    The undersigned agrees that acceptance of any tendered Old Discount Notes by Holdings and the issuance of Exchange Discount Notes in exchange therefor will constitute performance in full by Holdings of its obligations under the Registration Rights Agreement and that Holdings will have no further obligations or liabilities thereunder (except in limited circumstances).

    The name(s) and address(es) of the registered holders of the Old Discount Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Old Discount Notes. The Certificate number(s) and the Old Discount Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

    The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the staff of the Securities and Exchange Commission (the A Commission@) set forth in certain no-action letters issued to third parties in similar transactions. On the basis thereof, the Exchange Discount Notes issued pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by any holder thereof (other than any such holder that is (i) an A affiliate @ of Holdings within the meaning of Rule 405 under the Securities Act, or (ii) a broker-dealer that acquired the Old Discount Notes in a transaction other than part of its market-making or other trading activities) without compliance with the registration and prospectus delivery requirements of the Securities Act, provided that such Exchange Discount Notes are acquired in the ordinary course of such holder's business and such holder has no arrangement or understanding with any person to participate in the distribution of such Exchange Discount Notes. However, the Commission has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in such other circumstances.

    The undersigned represents that the Exchange Discount Notes are to be acquired by the undersigned in the ordinary course of business, (ii) the undersigned is not engaging and does not intend to engage, in distribution of the Exchange Discount Notes, (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the Exchange Discount Notes, (iv) the undersigned is not an "affiliate" of Holdings within the meaning of Rule 405 under the Securities Act, and (v)the undersigned acknowledges that if the undersigned participates in the Exchange Offer for the purpose of distributing the Exchange Discount Notes it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Discount Notes and cannot rely on the no-action letters referred to above.

    The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Discount Notes received in exchange for Old Discount Notes, where such Old Discount Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the date of the Prospectus or, if earlier, when all such Exchange Discount Notes have been disposed of by such Participating Broker-Dealer.

    Each broker-dealer (a "Participating Broker-Dealer") that receives Exchange Discount Notes for its own account pursuant to the Exchange Offer acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Discount Notes. This Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of Exchange Discount Notes received in exchange for Old Discount Notes where such Old Discount Notes were acquired by such Participating Broker-Dealer as a result of market-making activities or other trading activities. Holdings has agreed that, for a period of 180 days after the Expiration Date, it will make this Prospectus available to any Participating Broker-Dealer for use in connection with any such resale. See "Plan of Distribution" in the Prospectus.

    The undersigned understands that tenders of the Old Discount Notes pursuant to any one of the procedures described under "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto and the acceptance thereof by Holdings will constitute agreement between the undersigned and Holdings in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

    The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions" Holdings will not be required to accept for exchange any of the Old Discount Notes tendered. Old Discount Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated in the box entitled "Special Delivery Instructions" below (or, in the case of Old Discount Notes tendered by book-entry transfer, credited to an account maintained by the tendering holder at DTC).

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Discount Notes (and, if applicable, any substitute certificates representing Old Discount Notes not exchanged or not accepted for exchange) be issued in the name(s) of the undersigned and be delivered to the undersigned at the address, or, in the case of book-entry transfer of Old Discount Notes, be credited to the account at DTC shown above in the box entitled "Description of Old Discount Notes."

    The Old Discount Notes that are tendered in the Exchange Offer will accrete at a rate of 12 1/4, compounded semi-annually, to but excluding the date of issuance of the Exchange Discount Notes. Any Old Discount Notes not tendered or accepted for exchange will continue to accrete in accordance with their terms and will cease to accrete upon cancellation of the Old Discount Notes and issuance of the Exchange Discount Notes. From and after the date of issuance of the Exchange Discount Notes, the Exchange Discount Notes shall accrete at the rate of 12 1/4% per annum, but no cash interest will accrue or be payable in respect of the Exchange Discount Notes prior to December 15, 2002. Thereafter, cash interest on the Exchange Discount Notes will be payable until maturity at a rate of 12 1/4% per annum, semi-annually in arrears, on each June 15 and December 15, commencing June 15, 2003.

    The undersigned will, upon request, execute and deliver any additional documents deemed by Holdings to be necessary or desirable to complete the sale, assignment and transfer of the Old Discount Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in the instructions contained in this Letter of Transmittal.

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD DISCOUNT NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH OLD DISCOUNT NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OLD DISCOUNT NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                  (Complete accompanying Substitute Form W-9)

X                                                             Date:, 1998
X                                                             Date:, 1998
                   Signature(s) of Owner

    The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Old Discount Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Discount Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instruction 4.
    Name(s):____________________________________________________________________
    ____________________________________________________________________________

                               (Please Type or Print)
    Capacity:___________________________________________________________________
    Address:____________________________________________________________________
    ____________________________________________________________________________

                                (Including Zip Code)
    Area Code and Telephone Number:_____________________________________________

    Tax Identification or
    Social Security Number(s):__________________________________________________

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 4)

        Signatures Guaranteed
    by an Eligible Institution:_________________________________________________

                               (Authorized Signature)
    ____________________________________________________________________________

                                      (Title)
    ____________________________________________________________________________

                                   (Name of Firm)
    ____________________________________________________________________________

                           (Address and Telephone Number)

    Dated:       , 1998

------------------------------------------------
                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

      To be completed ONLY if certificates for Old Discount Notes not exchanged and/or Exchange Discount Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

  Issue Exchange Discount Notes and/or Old Discount Notes to:

  Name(s): ___________________________________________________________________
                             (Please Type or Print)
   __________________________________________________________________________
                             (Please Type or Print)
  Address: ___________________________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________
                                                                   (Zip Code)

  Telephone Number: __________________________________________________________
  Tax Identification or

  Social Security Number(s): _________________________________________________
                         (Complete Substitute Form W-9)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

      To be completed ONLY if certificates for Old Discount Notes not exchanged and/or Exchange Discount Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box above entitled "Description of Old Discount Notes."

  Deliver Exchange Discount Notes and/or Old Discount Notes to:

  Name(s): ___________________________________________________________________

                             (Please Type or Print)

   __________________________________________________________________________

                             (Please Type or Print)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

                                                                   (Zip Code)

  Telephone Number: __________________________________________________________

  Tax Identification or
  Social Security Number(s): _________________________________________________
------------------------------------------

    IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) (TOGETHER WITH THE CERTIFICATE(S) FOR OLD DISCOUNT NOTES AND ANY OTHER DOCUMENTS REQUIRED) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

              INSTRUCTIONS TO REGISTERED HOLDER AND/OR BOOK-ENTRY
              TRANSFER FACILITY PARTICIPANT FROM BENEFICIAL OWNER

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.    PROCEDURES FOR TENDERING.

    Only a holder of Old Discount Notes may tender such Old Discount Notes in the Exchange Offer. To tender in the Exchange Offer, a holder must complete, sign and date this Letter of Transmittal, or a facsimile thereof, have the signatures thereon guaranteed if required by this Letter of Transmittal or transmit an Agent's Message in connection with a book-entry transfer, and mail or otherwise deliver this Letter of Transmittal or a facsimile thereof or Agent's Message, together with the Old Discount Notes and any other required documents, to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. To be tendered effectively, the Old Discount Notes, this Letter of Transmittal or Agent's Message and other required documents must be completed and received by the Exchange Agent at the address set above prior to 5:00 p.m., New York City time, on the Expiration Date. Delivery of the Old Discount Notes may be made by book-entry transfer in accordance with the procedures described below. Confirmation of such book-entry transfer must be received by the Exchange Agent prior to the Expiration Date.

    The term "Agent's Message" means a message, transmitted by a book-entry transfer facility to, and received by, the Exchange Agent forming a part of a confirmation of a book-entry, which states that such book-entry transfer facility has received an express acknowledgment from the participant in such book-entry transfer facility tendering the Old Discount Notes that such participant has received and agrees: (i) to participate in the Automated Tender Option Program ("ATOP"); (ii) to be bound by the terms of this Letter of Transmittal; and (iii) that Holdings may enforce such agreement against such participant.

    By executing this Letter of Transmittal or Agent's Message, each holder will make to Holdings the representations set forth above in the Prospectus in the second paragraph under the heading "The Exchange Offer--Resale of the Exchange Discount Notes."

    The Company shall be deemed to have accepted validly tendered Old Discount Notes when, as and if Holdings has given oral or written notice thereof to the Exchange Agent. The Exchange Agent will act as agent for the tendering holders for the purpose of the receiving the Exchange Discount Notes from Holdings.

    The tender by a holder and the acceptance thereof by Holdings will constitute agreement between such holder and Holdings in accordance with the terms and subject to the conditions set forth in the Prospectus and in this Letter of Transmittal.

    THE METHOD OF DELIVERY OF OLD DISCOUNT NOTES AND THIS LETTER OF TRANSMITTAL OR AGENT'S MESSAGE AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY CONFIRMED BY THE EXCHANGE AGENT. AS AN ALTERNATIVE TO DELIVERY BY MAIL, HOLDERS MAY WISH TO CONSIDER OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD DISCOUNT NOTES SHOULD BE SENT TO HOLDINGS. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

    Any beneficial owner whose Old Discount Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf.

    Although delivery of the Old Discount Notes may be effected through book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility, unless an Agent's Message is received by the Exchange Agent in compliance with ATOP, an appropriate Letter of Transmittal properly completed and duly executed with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the Exchange Agent at its address set forth below on or prior to the Expiration Date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Discount Notes and withdrawal of tendered Old Discount Notes will be determined by Holdings in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Discount Notes not properly tendered or any Old Discount Notes Holdings' acceptance of which would, in the opinion of counsel for Holdings, be unlawful. The Company also reserves the right in its sole discretion to waive any defects, irregularities or conditions of tender as to particular Old Discount Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Discount Notes must be cured within such time as Holdings shall determine.

    Although Holdings intends to notify holders of defects or irregularities with respect to tenders of Old Discount Notes, neither Holdings, the Exchange Agent nor any person shall incur any liability for failure to give such notification. Tender of Old Discount Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Discount Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

2.    GUARANTEED DELIVERY PROCEDURES.

    Holders who wish to tender their Old Discount Notes and (i) whose Old Discount Notes are not immediately available, (ii) who cannot deliver their Old Discount Notes, this Letter of Transmittal or any other required documents to the Exchange Agent or (iii) who cannot complete the procedures for book-entry transfer, prior to the Expiration Date, may effect a tender if:

(a) the tender is made through an Eligible Institution;

(b) prior to the Expiration Date, the Exchange Agent received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder, the certificate number(s) of the such Old Discount Notes and the principal amount of Old Discount Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) (or, in the case of a book-entry transfer, an Agent's Message) together with the certificate(s) representing the Old Discount Notes (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

(c) the certificate(s) representing all tendered Old Discount Notes in proper form for transfer (or a confirmation of a book-entry transfer of such Old Discount Notes into the Exchange Agent's account at the Book Entry Transfer Facility), together with this Letter of Transmittal (of facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message) and all other documents required by the Letter of Transmittal are received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date.

    Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Old Discount Notes according to the guaranteed delivery procedures set forth above.

3.    PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

    The Company will issue $1,000 principal amount of Exchange Discount Notes in exchange for each $1,000 principal amount of outstanding Old Discount Notes accepted in the Exchange Offer. Holders may tender some or all of their Old Discount Notes pursuant to the Exchange Offer. However, Old Discount Notes may be tendered only in integral multiples of $1,000. If less than all the Old Discount Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Old Discount Notes which are to be tendered in the box entitled "Principal Amount of Old Discount Notes Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Old Discount Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Old Discount Notes (or, in the case of Old Discount Notes tendered pursuant to book-entry transfer, will only be credited to the account at DTC maintained by the holder of the Old Discount Notes) promptly after the Expiration Date. All Old Discount Notes represented by certificates or subject to a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

    Except as otherwise provided in the Prospectus, tenders of Old Discount Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

    To withdraw a tender of Old Discount Notes in the Exchange Offer, a telegram, telex, letter or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Discount Notes to be withdrawn (the "Depositor"), (ii) identify the Old Discount Notes to be withdrawn (including the certificate number(s) and principal amount of such Old Discount Notes, or, in the case of Old Discount Notes transferred by book-entry transfer, the name and number of the account at the Book-Entry Transfer Facility to be credited), (iii) be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which such Old Discount Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Discount Notes register the transfer of such Old Discount Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Discount Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Holdings, whose determination shall be final and binding on all parties. Any Old Discount Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Discount Notes will be issued with respect thereto unless the Old Discount Notes so withdrawn are validly retendered. Any Old Discount Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Discount Notes may be retendered by following one of the procedures described above under "Procedures for Tendering" at any time prior to the Expiration Date.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution (as defined below) unless the Old Discount Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of the Medallion System (an "Eligible Institution").

    If this Letter of Transmittal is signed by a person other than the registered holder of any Old Discount Notes listed herein, such Old Discount Notes must be endorsed or accompanied by a properly completed bond power, signed by such registered holder as such registered holder's name appears on such Old Discount Notes with the signature thereon guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Old Discount Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and evidence satisfactory to Holdings of their authority to so act must be submitted with this Letter of Transmittal.

5.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Old Discount Notes should indicate in the applicable box the name and address or account at DTC to which Exchange Discount Notes issued pursuant to the Exchange Offer and/or substitute Old Discount Notes for principal amounts not tendered or not accepted for exchange are to be issued, sent or deposited if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social Security number of the person named must also be indicated. If no such instructions are given, any Exchange Discount Notes will be issued in the name of, and delivered to, the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal, and any Old Discount Notes not accepted for exchange will be returned to the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal.

6.    BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

    Under the federal income tax laws, payments that may be made by Holdings on account of Exchange Discount Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, Holdings (or the Paying Agent under the Indenture governing the Exchange Discount Notes) will retain 31% of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or Holdings with its TIN within 60-days after the date of the Substitute Form W-9, Holdings (or the Paying Agent) will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or Holdings with its TIN within such 60-day period, Holdings (or the Paying Agent) will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Exchange Agent or Holdings is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Old Discount Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9.

    Failure to complete the Substitute Form W-9 will not, by itself, cause Old Discount Notes to be deemed invalidly tendered, but may require Holdings (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Discount Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

7.    TRANSFER TAXES.

    Holders who tender Old Discount Notes in the Exchange Offer will not be required to pay brokerage commissions or fees or, subject to this Instruction 7, transfer taxes with respect to the exchange of Old Discount Notes pursuant to the Exchange Offer. The Company will pay all charges and expenses, other than transfer taxes in certain circumstances, in connection with the Exchange Offer. See "The Exchange Offer--Fees and Expenses" in the Prospectus. If, however, Exchange Discount Notes and/or substitute Old Discount Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Discount Notes tendered herewith, or if tendered Old Discount Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Discount Notes to Holdings or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

8.    WAIVER OF CONDITIONS.

    The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.    NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders of Old Discount Notes or transmittals of this Letter of Transmittal will be accepted. All tendering holders of Old Discount Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Discount Notes for exchange.

    Neither Holdings, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

10.    INADEQUATE SPACE.

    If the space provided herein is inadequate, the aggregate principal amount of Old Discount Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

11.    MUTILATED, LOST, STOLEN OR DESTROYED OLD DISCOUNT NOTES.

    If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify The Bank of New York at 101 Barclay Street (7 East), New York, New York 10286, telephone (212) 815-2742. The holder will then be instructed as to the steps that must be taken to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the Old Discount Notes have been replaced.

12.    REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

13.    VALIDITY OF TENDERS.

    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Old Discount Notes will be determined by Holdings, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Old Discount Notes not validly tendered or any Old Discount Notes, Holdings' acceptance of which may, in the opinion of Holdings or counsel to Holdings, be unlawful. The Company also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities in tenders of Old Discount Notes as to any ineligibility of any holder who seeks to tender Old Discount Notes in the Exchange Offer, whether or not similar conditions or irregularities are waived in the case of other holders. The interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) by Holdings shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Discount Notes must be cured within such time as Holdings shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Old Discount Notes, but neither Holdings nor the Exchange Agent shall incur any liability for failure to give such notification.

14. ACCEPTANCE OF TENDERED OLD DISCOUNT NOTES AND ISSUANCE OF EXCHANGE DISCOUNT NOTES; RETURN OF OLD DISCOUNT NOTES.

    Subject to the terms and conditions of the Exchange Offer, Holdings will accept for exchange all validly tendered Old Discount Notes as soon as practicable after the Expiration Date and will issue Exchange Discount Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, Holdings shall be deemed to have accepted tendered Old Discount Notes when, as and if Holdings has given written and oral notice thereof to the Exchange Agent. If any tendered Old Discount Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Old Discount Notes will be returned, without expense, to the name and address shown above or, if Old Discount Notes have been tendered by book-entry transfer, to the account at DTC shown above, or at a different address or account at DTC as may be indicated under "Special Delivery Instructions."

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 6)

    PAYOR'S NAME: ________________________

SUBSTITUTE                            Part I--Taxpayer Identification
FORM W-9                              Number                                Social Security Number
Department of the Treasury            Enter your taxpayer identification    OR
Internal Revenue Service              number in the appropriate box. For
                                      most individuals, this is your        Employer Identification Number
                                      social Security number. If you do
                                      not have a number, see how to obtain
                                      a "TIN" in the enclosed Guidelines.
                                      NOTE: If the account is in more than
                                      one name, see the chart on page 2 of
                                      the enclosed Guidelines to determine
                                      what number to give.
Payor's Request for Taxpayer          Part II--For Payees Exempt from Backup Withholding (see enclosed
Identification Number (TIN)           Guidelines)
and Certification

                                      CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
                                      (1) the number shown on this form is my correct Taxpayer Identification
                                      Number (or I am waiting for a number to be issued to me), and
                                      (2) I am no subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.
                                      SIGNATUREDATE
Certificate Guidelines--You must cross out Item (2) of the above certification if you have been notified by the
IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item
(2).

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 31% of all payments made to me on account of the Exchange Discount Notes shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.

    SIGNATURE _________________________________________DATE ____________________

    NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE DISCOUNT NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.